PROSPECTUS SUPPLEMENT NO. 1 (to prospectus dated March 22, 2024)	Filed Pursuant to Rule 424(b)(3) Registration No. 333-276913

1,500,000 Common Shares

This prospectus supplement updates, amends and supplements the prospectus dated March 22, 2024 (as supplemented or amended from time to time, the “Prospectus”), which forms a part of our Registration Statement on Form F-1 (Registration No. 333-276913). Capitalized terms used in this prospectus supplement and not otherwise defined herein have the meanings specified in the Prospectus.

This prospectus supplement is being filed to update, amend and supplement the information included in the Prospectus with the information contained in our Reports on Form 6-K filed with the Securities and Exchange Commission on April 10, 2024, April 17, 2024, April 30, 2024, May 7, 2024, May 10, 2024, June 13, 2024, June 13, 2024 and June 28, 2024, which are set forth below.

This prospectus supplement is not complete without the Prospectus. This prospectus supplement should be read in conjunction with the Prospectus, which is to be delivered with this prospectus supplement, and is qualified by reference thereto, except to the extent that the information in this prospectus supplement updates or supersedes the information contained in the Prospectus. Please keep this prospectus supplement with your Prospectus for future reference.

Our Common Shares are currently traded on the Nasdaq Capital Market, or Nasdaq, under the symbol “CMND.” On June 27, 2024, the last reported sale price of our Common Shares on the Nasdaq was $1.34.

Our Common Shares also trade on the Frankfurt Stock Exchange, or FSE, under the symbol “CWY”. On June 27, 2024, the last reported sales price of our Common Shares on FSE was EUR 1.88 (approximately $2.01) per share.

Investing in our securities involves a high degree of risk. See “Risk Factors” beginning on page 5.

Neither the Securities and Exchange Commission nor any state or other securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is June 28, 2024.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: April 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒    Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on April 10, 2024, titled “Clearmind Medicine Files U.S. Patent Application for Psychedelic-Based Treatment for Eating Disorders”.

The first and third paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Medicine Files U.S. Patent Application for Psychedelic-Based Treatment for Eating Disorders”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: April 10, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

Exhibit 99.1

Clearmind Medicine Files U.S. Patent Application for Psychedelic-Based Treatment for Eating Disorders

Vancouver, Canada, April 10, 2024 (GLOBE NEWSWIRE) -- Clearmind Medicine Inc. (Nasdaq: CMND), (FSE: CWY0) (“Clearmind” or the “company”), a clinical- stage biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, announced that it has filed a patent application with United States Patent and Trademark Office (USPTO) for the use of  3-methylmethcathinone (with the chemical name 2-(methylamino)-1-(3-methylphenyl)-1-propanon) (“3-MMC”), to prevent and/or treat eating disorders either alone or in conjunction with Palmitoylethanolamide (“PEA”).

“The field of weight loss has been a blockbuster of the pharmaceutical industry and generates billions of dollars to companies who are active in this space. We at Clearmind have made it our goal to be at the forefront of developments in fields where we believe that we have an advantage over the marketed treatments, with weight loss being one of them. With sort in supply, shortage of active ingredients, high price, adverse events and inconvenient method of administration, we believe that our molecules may have the potential over the ones already available “

A report by the World Obesity Federation, predicts that half the world will be overweight or obese by 2035. The report authors say this increase could put a strain on healthcare systems and cause $4 trillion in economic damage.

About Clearmind Medicine Inc.

Clearmind is a clinical- stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements.

The Company’s intellectual portfolio currently consists of sixteen patent families. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol “CMND” and the Frankfurt Stock Exchange under the symbol “CWY0.”

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com
Telephone: (604) 260-1566
US: CMND@crescendo-ir.com

General Inquiries
Info@Clearmindmedicine.com
www.Clearmindmedicine.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses its goal to be at the forefront of developments in fields where it believes that is has an advantage over the marketed treatments, with weight loss being one of them, and its belief that its molecules may have the potential over the ones already available. The Company cannot assure that any patent will issue as a result of a pending patent application or, if issued, whether it will issue in a form that will be advantageous to the Company. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023 filed with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: April 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒    Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on April 17, 2024, titled “Clearmind Medicine Announces Exclusive Licensing Agreement for Generation 3.0 Psychedelic Compounds for the Treatment of Mental Disorders”.

The first and fourth paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

1

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Medicine Announces Exclusive Licensing Agreement for Generation 3.0 Psychedelic Compounds for the Treatment of Mental Disorders”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: April 17, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

3

Exhibit 99.1

Clearmind Medicine Announces Exclusive Licensing Agreement for Generation 3.0 Psychedelic Compounds for the Treatment of Mental Disorders

Tel Aviv, Israel / Vancouver, Canada, April 17, 2024 (GLOBE NEWSWIRE) -- Clearmind Medicine Inc. (Nasdaq: CMND), (FSE: CWY0) (“Clearmind” or the "company"), a biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, today announced an exclusive licensing agreement with Yissum Research Development Company of the Hebrew University of Jerusalem. This partnership marks a significant step in harnessing generation 3.0 psychedelic compounds, methods of their preparation, and uses thereof in the treatment of addiction and mental disorders.

Dr. Adi Zuloff-Shani, CEO of Clearmind, commented, "We are witnessing a renaissance within psychedelic medicine, including broad acknowledgment of these therapies and their potential by the medical community. While our existing IP portfolio includes molecules designed to address challenges inherent in classical psychedelics, we remain dedicated to continually enhancing our ongoing innovation. In particular, there has been a rise in demand for a new class of innovative compounds with enhanced psychedelic properties. We believe that these new generation 3.0 compounds hold enormous therapeutic potential, as well as a strong safety profile.”

“The exclusive licensing agreement with Yissum expands our IP portfolio of highly differentiated assets, strengthen our leadership position with potentially first-in-class assets, and illustrates our ongoing commitment to innovation. Our ultimate goal remains unchanged: to assist patients with unmet needs through the discovery of optimized psychedelic medications,” Dr. Adi Zuloff-Shani added.

Under the terms of the agreement, Clearmind receives exclusive worldwide rights to develop, research, manufacture, market, and commercialize products derived from a patent-pending synthesis of psychedelic compounds, enriching the company’s innovative portfolio in addiction and mental health treatments.

About Clearmind Medicine Inc.

Clearmind is a clinical- stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements.

The Company’s intellectual portfolio currently consists of sixteen patent families. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol "CMND" and the Frankfurt Stock Exchange under the symbol “CWY0.”

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com
Telephone: (604) 260-1566
US: CMND@crescendo-ir.com

General Inquiries
Info@Clearmindmedicine.com
www.Clearmindmedicine.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses its dedication to continually enhancing innovation, its belief that new generation 3.0 compounds hold enormous therapeutic potential, as well as a strong safety profile, the strengthening of its leadership position with potentially first-in-class assets, its ongoing commitment to innovation and its ultimate goal of assisting patients with unmet needs through the discovery of optimized psychedelic medications. The Company cannot assure that any patent will issue as a result of a pending patent application or, if issued, whether it will issue in a form that will be advantageous to the Company. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023 filed with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: April 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒    Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on April 30, 2024, titled “Clearmind Applies to Cease Being a Reporting Issuer in Canada”.

The first, second and third paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

1

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Applies to Cease Being a Reporting Issuer in Canada”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: April 30, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

3

Exhibit 99.1

Clearmind Applies to Cease Being a Reporting Issuer in Canada

Vancouver, Canada, April 30, 2024 (GLOBE NEWSWIRE) -- Clearmind Medicine Inc. (Nasdaq, CSE: CMND), (FSE: CWYO) (“Clearmind” or the “Company”), a clinical- stage biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, today announced that it will apply to the British Columbia Securities Commission (the “BCSC”), as principal regulator, the Ontario Securities Commission (the “OSC”), as non-principal regulator, and the Alberta Securities Commission (collectively, the “Canadian Securities Regulators”) for an order (the “Order Sought”) to cease being a reporting issuer in British Columbia, Ontario, and Alberta (the “Jurisdictions”), the jurisdictions in Canada in which it is currently a reporting issuer.

If the Order Sought is granted by the Canadian Securities Regulators, Clearmind will cease to be a reporting issuer in any jurisdiction in Canada and will no longer be required to ﬁle ﬁnancial statements and other continuous disclosure documents with the Canadian Securities Regulators.

Notwithstanding a decision that Clearmind will not be a reporting issuer in Canada following receipt of the Order Sought, Clearmind will continue to ﬁle all ﬁnancial statements and other continuous disclosure materials required in accordance with the applicable laws of the United States and Germany, and the rules of The Nasdaq Capital Market (the “Nasdaq”) and the Frankfurt Stock Exchange (the “FSE”). All such continuous disclosure documents of the Company are publicly available to all security holders of Clearmind at www.clearmindmedicine.com, and Clearmind’s security holders residing in Canada will continue to receive copies of the continuous disclosure documents that are required to be delivered to security holders in the United States and Germany, in the same manner and at the same time as is required under the applicable securities laws of the United States and Germany and the rules of the Nasdaq and the FSE.

About Clearmind

Clearmind is a clinical- stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements. The Company’s intellectual portfolio currently consists of seventeen patent families. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol “CMND” and the FSE under the symbol “CWYO.” Shares of Clearmind have been voluntarily delisted from the Canadian Securities Exchange, effective as of March 14, 2024.

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com
Telephone: (604)260-1566
US: CMND@crescendo-ir.com

General Inquiries
Info@Clearmindmedicine.com
www.Clearmindmedicine.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. In addition, we cannot assure that any patent will issue as a result of a pending patent application or, if issued, whether it will issue in a form that will be advantageous to us. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: May 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒        Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on May 7, 2024, titled “Clearmind Medicine Secures Exclusive Global Rights to Breakthrough Psychedelic Compounds for PTSD Treatment”.

The first, second and fourth paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

1

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Medicine Secures Exclusive Global Rights to Breakthrough Psychedelic Compounds for PTSD Treatment”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: May 7, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

3

Exhibit 99.1

Clearmind Medicine Secures Exclusive Global Rights to Breakthrough Psychedelic Compounds for PTSD Treatment

Vancouver, Canada, May 07, 2024 (GLOBE NEWSWIRE) -- Clearmind Medicine Inc. (Nasdaq: CMND), (FSE: CWY0) (“Clearmind” or the “Company”), a clinical-stage biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, announces the signing of an exclusive patent licensing agreement with Yissum Research Development Company of the Hebrew University of Jerusalem. This agreement provides Clearmind with exclusive global rights to further develop, manufacture, and commercialize innovative compounds invented by Professors Rami Yaka, Ahmed Masaewa and Avi Priel from the Hebrew University. These novel compounds are targeted at treating post-traumatic stress disorder (PTSD) and other mental health conditions.

The global market for PTSD treatment, valued at $16.8 billion in 2023, is expected to reach $27.37 billion by 2033, according to Future Market Insights. Existing treatment options like SSRIs and SNRIs offer limited efficacy and are often accompanied by side effects including nausea, weight gain, sexual dysfunction, insomnia and increased anxiety.

Dr. Adi Zullof-Shani, CEO of Clearmind, stated, “We are excited to announce this groundbreaking patent license agreement, which reflects our strong collaboration with Yissum and the Hebrew University, a world-leading institution. This agreement marks a significant stride in our mission to meet urgent mental health care needs. We believe that the psychedelic compounds covered by this agreement hold immense promise in treating complex conditions like PTSD, offering a new ray of hope to millions of people worldwide.”

Under the terms of the agreement, Clearmind receives exclusive rights to develop, manufacture, and commercialize novel compounds for treating PTSD and other mental health disorders. Clearmind is responsible for the ongoing development and potential commercialization in line with regulatory guidelines.The agreement includes future milestone payments, royalties on future sales, and commitments to safeguard intellectual property rights.

About Yissum

Yissum is the technology transfer company of the Hebrew University of Jerusalem. Founded in 1964, Yissum serves as a bridge between cutting-edge academic research and a global community of entrepreneurs, investors, and industry. Yissum’s mission is to benefit society by converting extraordinary innovations and transformational technologies into commercial solutions that address our most urgent global challenges. The company has registered more than 11,680 patents globally, licensed over 1,160 technologies, and has spun out over 260 companies. Yissum’s business partners span the globe. For further information please visit www.yissum.co.il.

About Clearmind Medicine Inc.

Clearmind is a clinical-stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements.

The Company’s intellectual portfolio currently consists of sixteen patent families. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol “CMND” and the Frankfurt Stock Exchange under the symbol “CWY0.”

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com
Telephone: (604) 260-1566
US: CMND@crescendo-ir.com

General Inquiries
Info@Clearmindmedicine.com
www.Clearmindmedicine.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses its mission to meet urgent mental health care needs and its belief that that the psychedelic compounds covered by patent licensing agreement hold immense promise in treating complex conditions like PTSD, offering a new ray of hope to millions of people worldwide. The Company cannot assure that any patent will issue as a result of a pending patent application or, if issued, whether it will issue in a form that will be advantageous to the Company. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023 filed with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: May 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒    Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on May 10, 2024, titled “Clearmind Medicine Advances its Proprietary Psychedelic- Based Synthetic Alcohol Beverage Product”.

The first, second, third and fifth paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

1

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Medicine Advances its Proprietary Psychedelic- Based Synthetic Alcohol Beverage Product”

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: May 10, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

3

Exhibit 99.1

Clearmind Medicine Advances its Proprietary Psychedelic- Based Synthetic Alcohol Beverage Product

The global market of no- and low-alcohol beverages estimated at over $13 billion in 2023

Vancouver, Canada, May 10, 2024 (GLOBE NEWSWIRE) -- Clearmind Medicine Inc. (Nasdaq: CMND), (FSE: CWY0) (“Clearmind” or the “Company”), a clinical-stage biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, announces advancement in its proprietary MEAI- based alcohol substitute beverage program.

The Company has completed most of the pre-clinical studies required for a novel-food application submission according to novel foods and food additives legislation and regulations accepted in many jurisdictions worldwide.

Clearmind’s alcohol substitute was granted patents in the U.S., India and Europe. This project is being led by former Red Bull Canada and Juul Labs Canada executive, Nicholas Kadysh, serving as an Executive Special Advisor to the Company.

Dr. Adi Zullof-Shani, CEO of Clearmind, stated, “As we push the boundaries of innovation within the beverage industry, Clearmind’s proprietary MEAI-based, ethanol free, alcohol substitute presents a significant health-focused alternative that aligns with the growing global trend towards no- and low-alcohol consumption. We believe that this progress is a signal to the market that we are on the verge of introducing a groundbreaking product that will allow the benefits of drinking without the health implications that complies with consumer health trends.”

According to a report by IWSR, the leader in global beverage alcohol data and insights, no- and low-alcohol consumption across the world’s leading 10 no/low markets, which account for approximately 70% of global no/low-alcohol volumes, grew by +5% in volume in 2023, and the market is now worth over $13 billion. The no/low alcohol category is forecast to grow at a volume CAGR of +6% between 2023 and 2027, led by no-alcohol at +7%, with low-alcohol expanding by +3% over the same timescale.

About Clearmind Medicine Inc.

Clearmind is a clinical-stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements.

The Company’s intellectual portfolio currently consists of eighteen patent families including 27 granted patents. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol “CMND” and the Frankfurt Stock Exchange under the symbol “CWY0.”

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com
Telephone: (604) 260-1566
US: CMND@crescendo-ir.com

General Inquiries
Info@Clearmindmedicine.com
www.Clearmindmedicine.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses how its proprietary MEAI-based, ethanol free, alcohol substitute presents a significant health-focused alternative that aligns with the growing global trend towards no- and low-alcohol consumption and its belief that its progress is a signal to the market that it is on the verge of introducing a groundbreaking product that will allow the benefits of drinking without the health implications that complies with consumer health trends. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023 filed with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: June 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒    Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on June 11, 2024, titled “Clearmind Medicine Revolutionizes the $13 Billion NonAlcoholic Beverages Market with its Psychedelic-Based Drink”.

The first, second, third and fourth paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Medicine Revolutionizes the $13 Billion NonAlcoholic Beverages Market with its Psychedelic-Based Drink”

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: June 13, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

2

Exhibit 99.1

Clearmind Medicine Revolutionizes the $13 Billion NonAlcoholic Beverages Market with its Psychedelic-Based Drink

Vancouver, Canada, June 11, 2024 (GLOBE NEWSWIRE) --  Clearmind Medicine Inc. (Nasdaq: CMND), (FSE: CWY0) (“Clearmind” or the “Company”), a clinical-stage biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, announces advancement in its proprietary MEAI- based alcohol substitute beverage program.

The Company previously announced the initiation of the last pre-clinical study required for a novel-food application submission, in accordance with novel foods and food additives legislation and regulations accepted in many jurisdictions worldwide.

Clearmind’s alcohol substitute was granted patents in the U.S., India and Europe. This project is being led by former Red Bull Canada and Juul Labs Canada executive, Nicholas Kadysh, serving as an Executive Special Advisor to the Company.

According to a report by IWSR, the leader in global beverage alcohol data and insights, no- and low-alcohol consumption across the world’s leading 10 no/low markets, which account for approximately 70% of global no/low-alcohol volumes, grew by +5% in volume in 2023, and the market is now worth over $13 billion. The no/low alcohol category is forecast to grow at a volume CAGR of +6% between 2023 and 2027.

About Clearmind Medicine Inc.

Clearmind is a clinical-stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements.

The Company’s intellectual portfolio currently consists of eighteen patent families including 27 granted patents. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol “CMND” and the Frankfurt Stock Exchange under the symbol “CWY0.”

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com
Telephone: (604) 260-1566
US: CMND@crescendo-ir.com

General Inquiries
Info@Clearmindmedicine.com
www.Clearmindmedicine.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. For example, the Company is using forward-looking statements when it discusses how its proprietary MEAI-based, ethanol free, alcohol substitute presents a significant health-focused alternative that aligns with the growing global trend towards no- and low-alcohol consumption. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023 filed with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

Report of Foreign Private Issuer

Pursuant to Rule 13a-16 or 15d-16

under the Securities Exchange Act of 1934

For the month of: June 2024

Commission file number: 001-41557

CLEARMIND MEDICINE INC.

(Translation of registrant’s name into English)

101 – 1220 West 6th Avenue

Vancouver, British Columbia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒    Form 40-F ☐

CONTENTS

Attached hereto and incorporated herein is the Registrant’s press release issued on June 28, 2024, titled “Clearmind Medicine Granted Patent Approval in Hong Kong for its Binge Behaviors Treatment”.

The first, second and third paragraphs of the press release attached to this Form 6-K as Exhibit 99.1 are incorporated by reference into the Registrant’s Registration Statements on Form F-3 (File No. 333-275991, 333-270859, 333-273293), filed with the Securities and Exchange Commission, to be a part thereof from the date on which this report is submitted, to the extent not superseded by documents or reports subsequently filed or furnished.

EXHIBIT INDEX

Exhibit No.
99.1	Press release titled: “Clearmind Medicine’s Granted Patent Approval in Hong Kong for its Binge Behaviors Treatment”

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearmind Medicine, Inc.
(Registrant)

Date: June 28, 2024	By:	/s/ Adi Zuloff-Shani
	Name:	Adi Zuloff-Shani
	Title:	Chief Executive Officer

2

Exhibit 99.1

Clearmind Medicine Granted Patent Approval in Hong Kong for its Binge Behaviors Treatment

Vancouver, Canada, June 28, 2024 (GLOBE NEWSWIRE) -- Clearmind Medicine Inc. (Nasdaq: CMND), (FSE: CWY0) (“Clearmind” or the “Company”), a clinical-stage biotech company focused on discovery and development of novel psychedelic-derived therapeutics to solve major under-treated health problems, announces advancement in its proprietary MEAI- based binge behavior regulator program through the granting of patent approval in Hong Kong by the Hong Kong Patent Office

The allowed claims are directed, among others to use a primary amine aminoindan compound to regulate binge behavior. This includes primary amine aminoindan compounds beyond 5-methoxy-2-aminoindan (MEAI), the company’s innovative psychedelic molecule.

This latest patent builds upon Clearmind’s broad IP protection in the psychedelic space, which now includes 28 granted patents across 18 patent families, with patents granted in major jurisdictions such as the US, Europe, China, India, and now Hong Kong.

MEAI is a new psychoactive molecule that reduces the desire to consume alcoholic beverages and provides a slight euphoric, alcohol-like experience, with the potential to change the lives of millions who struggle to drink in moderation. Clearmind’s MEAI-based flagship treatment focuses on Alcohol Use Disorder and weight loss, which is incredibly common and ranges from mild to severe. It is characterized by a person’s inability to restrict their alcohol consumption, despite negative social, occupational, or health consequences. Clearmind’s MEAI may also be used to treat binge drinking, a potentially deadly addiction.

About Clearmind Medicine Inc.

Clearmind is a clinical-stage psychedelic pharmaceutical biotech company focused on the discovery and development of novel psychedelic-derived therapeutics to solve widespread and underserved health problems, including alcohol use disorder. Its primary objective is to research and develop psychedelic-based compounds and attempt to commercialize them as regulated medicines, foods or supplements.

The Company’s intellectual portfolio currently consists of eighteen patent families including 28 granted patents. The Company intends to seek additional patents for its compounds whenever warranted and will remain opportunistic regarding the acquisition of additional intellectual property to build its portfolio.

Shares of Clearmind are listed for trading on Nasdaq under the symbol “CMND” and the Frankfurt Stock Exchange under the symbol “CWY0.”

For further information visit: https://www.clearmindmedicine.com or contact:

Investor Relations
invest@clearmindmedicine.com

Telephone: (604) 260-1566
US: CMND@crescendo-ir.com

General Inquiries

Info@Clearmindmedicine.com

www.Clearmindmedicine.com

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act and other securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions or variations of such words are intended to identify forward-looking statements. The Company cannot assure that any patent will issue as a result of a pending patent application or, if issued, whether it will issue in a form that will be advantageous to the Company.Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs and projections, many of which, by their nature, are inherently uncertain. Such expectations, beliefs and projections are expressed in good faith. However, there can be no assurance that management’s expectations, beliefs and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”), including, but not limited to, the risks detailed in the Company’s annual report on Form 20-F for the fiscal year ended October 31, 2023 filed with the SEC. Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. References and links to websites have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release. Clearmind is not responsible for the contents of third-party websites.